FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549





                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       DATE OF REPORT:  JANUARY 24, 2002
                       (Date of earliest event reported)


                          KIMBERLY-CLARK CORPORATION
            (Exact name of registrant as specified in its charter)


     DELAWARE                          1-225                  39-0394230

     (State or other jurisdiction   (Commission File         (IRS Employer
     of incorporation)                 Number)               Identification No.)


          P.O. BOX 619100, DALLAS, TEXAS                         75261-9100
          (Address of principal executive offices)               (Zip Code)


                                (972) 281-1200
             (Registrant's telephone number, including area code)

                ----------------------------------------------

Item  5.  Other Events
-------------------------

Attached hereto as Exhibit (99) - A is a press release issued by Kimberly-Clark Corporation on January 24, 2002 in connection with its 2001 fourth quarter earnings.

Attached hereto as Exhibit (99) - B is a press release issued by Kimberly-Clark Corporation on February 1, 2002 relating to an arbitration ruling in connection with a dispute with Mobile Energy Services Company. As a result of the arbitration ruling, the Corporation's 2001 diluted net income was reduced to $3.02 per share from the $3.05 per share reported in the press release attached as Exhibit (99) - A.





                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               KIMBERLY-CLARK CORPORATION



Date:  February 5, 2002                        By: /s/ Randy J. Vest
                                                  --------------------
                                                    Randy J. Vest
                                                    Vice President and
                                                    Controller

                                 EXHIBIT INDEX
                                 -------------

(99) - A Press release issued by Kimberly-Clark Corporation on January 24, 2002 in connection with its 2001 fourth quarter earnings.

(99) - B Press release issued by Kimberly-Clark Corporation on February 1, 2002 relating to an arbitration ruling in connection with a dispute with Mobile Energy Services Company.